THE GKM FUNDS

      Supplement to the Prospectus and Statement of Additional Information
                             dated December 1, 2008

                        Supplement effective May 1, 2009
                        --------------------------------

INTERIM ADVISORY AGREEMENT
--------------------------

      On April 30, 2009, the principals of GKM Advisers, LLC ("GKM Adviser") sold all of their outstanding interests to First Western Investment Management, Inc (the "Transaction"). GKM Advisers has been merged into First Western Investment Management, Inc. ("FWIM") and FWIM is the surviving firm. The Transaction resulted in a change of control of GKM Advisers and, pursuant to relevant provisions of the Investment Company Act of 1940 (the "1940 Act"), effectively terminated the investment management agreement between the Trust and GKM Advisers. However, FWIM is currently managing the GKM Growth Fund (the "Fund") under an Interim Management Agreement that was approved by the Board of Trustees of the Trust in anticipation of the Transaction. The terms of the Interim Management Agreement, including the amount of compensation payable to FWIM, are substantially identical to those of the recently terminated investment management agreement except that (i) the Interim Management Agreement has a maximum term of 150 days, (ii) the Trustees or a majority of the Fund's outstanding shares may terminate the Interim Management Agreement at any time, without penalty, on not more than 10 days' written notice, (iii) a provision that permitted the investment adviser to consider the sale of Fund shares as a factor in the selection of brokers and dealers to execute Fund portfolio transactions has been removed, and (iv) compensation earned by FWIM under the Interim Management Agreement will be held in an escrow account until Fund shareholders approve the New Management Agreement with FWIM, after which the amount in the escrow account plus interest will be paid to FWIM. If Fund shareholders do not approve the New Management Agreement with FWIM, FWIM will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing the Interim Management Agreement (plus interest earned on that amount while in escrow); or (2) the total amount in the escrow account (plus interest earned).

      Shareholders will be receiving in the mail a proxy statement seeking shareholder approval of a new Investment Management Agreement (the "New Management Agreement"). The New Management Agreement, if approved by shareholders, will replace the Interim Investment Management Agreement.

                     *     *     *     *     *     *     *

YOU SHOULD READ THIS SUPPLEMENT IN CONJUNCTION WITH THE PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION WHICH, TOGETHER, PROVIDE THE INFORMATION A PROSPECTIVE INVESTOR SHOULD KNOW ABOUT THE FUND AND SHOULD BE RETAINED FOR FUTURE REFERENCE. THE FUND'S STATEMENT OF ADDITIONAL INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. YOU MAY OBTAIN THE PROSPECTUS OR STATEMENT OF ADDITIONAL INFORMATION WITHOUT CHARGE BY CALLING THE FUND AT (888) 456-9518.